Exhibit 99.1
Execution Copy
SECURITIES PURCHASE AGREEMENT
     SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of February 25, 2009, by and among Clinical Data, Inc., a Delaware corporation, with headquarters located at One Gateway Center, Suite 551, Newton, Massachusetts 02458 (the “Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).
     WHEREAS:
     A. The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.
     B. The Company has authorized a series of convertible notes of the Company which notes shall be convertible into the Company’s common stock, par value $0.01 per share (the “Common Stock”), in accordance with the terms of the Notes (as defined below).
     C. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate principal amount of the Notes, in substantially the form attached hereto as Exhibit A (the “Notes”), set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers attached hereto (which aggregate amount for all Buyers shall be $50,000,000), (ii) warrants, in substantially the forms attached hereto as Exhibit B-1 (the “Warrants (Series A)”) and as Exhibit B-2 (the “Warrants (Series B)” and together with the Warrants (Series A), the “Warrants”), to acquire that number of shares of Common Stock set forth opposite such Buyer’s name in columns (4) and (5), respectively, on the Schedule of Buyers (as exercised, the “Warrant Shares”).
     D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.
     E. The Notes, the shares of Common Stock issuable upon the conversion of the Notes (the “Conversion Shares”), the Warrants and the Warrant Shares collectively are referred to herein as the “Securities”.

     NOW, THEREFORE, in consideration of the foregoing promises, the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:
          1. DEFINED TERMS.
          The following terms used in this Agreement shall have the meanings assigned below:
          (a) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the 1933 Act. With respect to a Buyer, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Buyer will be deemed to be an Affiliate of such Buyer.
          (b) “Business Day” means any day other than Saturday, Sunday or a day on which commercial banks in The City of New York are authorized or required by law to remain closed.
          (c) “Common Stock Equivalents” means, collectively, Options and Convertible Securities.
          (d) “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.
          (e) “Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.
          (f) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.
          (g) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
          (h) “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
          (i) “Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by Buyers of the Conversion Shares and the Warrant Shares.
          (j) “Required Holders” means the holders of at least 50% of the aggregate Conversion Shares and Warrants Shares, assuming for purposes of such calculation, that all outstanding Notes have been converted and all outstanding Warrants have been exercised in full.

          (k) “Short Sales” means “short sales” as defined in Rule 200 of Regulation SHO under the 1934 Act.
          (l) “Subsidiary” means any subsidiary of the Company as set forth on Schedule 5(a).
          (m) “Trading Date” means a day on which the Common Stock is traded on a Trading Market.
          (n) “Trading Market” means the Nasdaq Global Market.
          (o) “Transaction Documents” means this Agreement, the Registration Rights Agreement, the Notes, the Warrants and each other document contemplated by the foregoing.
          2. PURCHASE AND SALE OF NOTES AND WARRANTS.
          (a) Purchase of Notes and Warrants. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 8 and 9 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), (x) a principal amount of Notes as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers and (y) Warrants to acquire that number of Warrant Shares as is set forth opposite such Buyer’s name in columns (4) and (5) on the Schedule of Buyers (the “Closing”).
          (b) Closing. The Closing shall occur on the Closing Date (as defined below) at the offices of Troutman Sanders LLP, 1001 Haxal Point, Richmond, Virginia 23219.
          (c) Purchase Price. The purchase price for each Buyer of the Notes and the related Warrants to be purchased by each such Buyer at the Closing shall be the amount set forth opposite such Buyer’s name in column (6) of the Schedule of Buyers (the “Purchase Price”). Each Buyer shall pay $1.00 for each $1.00 of principal amount of Notes.
          (d) Closing Date. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York City time on the Trading Date immediately following the first date on which all of the conditions to the Closing set forth in Sections 8 and 9 below (or such later date as is mutually agreed to by the Company and each Buyer) have been satisfied (or waived).
          (e) Form of Payment. On the Closing Date, each Buyer shall pay the Purchase Price to the Company for the Notes and the Warrants to be issued and sold to such Buyer at the Closing by wire transfer of immediately available funds in accordance with the Company’s written wire instructions.
          3. DELIVERIES.
          (a) On the Closing Date, the Company shall deliver or cause to be delivered to each Buyer the following:

               (i) the Registration Rights Agreement, duly executed by the Company;
               (ii) a Note (in the aggregate principal amount set forth beside such Buyer’s name on the Schedule of Buyers), duly executed by the Company;
               (iii) a Warrant (Series A) (exercisable for such number of Warrant Shares set forth beside such Buyer’s name on the Schedule of Buyers), duly executed by the Company;
               (iv) a Warrant (Series B) (exercisable for such number of Warrant Shares set forth beside such Buyer’s name on the Schedule of Buyers), duly executed by the Company;
               (v) an opinion of Cooley Godward Kronish LLP, the Company’s outside counsel, dated as of the Closing Date, in substantially the form of Exhibit D attached hereto;
               (vi) a certificate evidencing the formation and good standing of the Company and each United States Subsidiary in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten days prior to the Closing Date;
               (vii) a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (A) the resolutions of the Company’s Board of Directors authorizing and approving the transactions contemplated hereby, (B) the Certificate of Incorporation of the Company and (C) the Bylaws, each as in effect as of the Closing, in the form attached hereto as Exhibit E;
               (viii) the Company Officer’s Certificate, duly executed by the Company; and
               (ix) a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days prior to the Closing Date.
          (b) On the Closing Date, each Buyer shall deliver or cause to be delivered to the Company the following:
               (i) the Registration Rights Agreement, duly executed by such Buyer;
               (ii) the Buyer Officer’s Certificate, duly executed by such Buyer; and
               (iii) by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company, the amount set forth beside such Buyer’s name on the Schedule of Buyers as the Purchase Price payable by such Buyer for the Note and the related Warrants being purchased by such Buyer.

          4. REPRESENTATIONS AND WARRANTIES OF EACH BUYER.
          Each Buyer hereby, for itself and for no other Buyers represents and warrants to the Company that:
          (a) Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by these Transaction Documents to which such Buyer is a party and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Buyer of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Buyer and no further consent or authorization of such Buyer or its board of directors, stockholders, members, managers or partners, as the case may be, is required. Each Transaction Document to which it is a party has been duly executed by such Buyer, and when delivered by such Buyer in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Buyer, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
          (b) Own Account. Such Buyer understands that the Securities are “restricted securities” and have not been registered under the 1933 Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the 1933 Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the 1933 Act or any applicable state securities law and has no arrangement or understanding with any other Persons regarding the distribution of such Securities (this representation and warranty not limiting such Buyer’s right to sell the Conversion Shares and Warrant Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the 1933 Act or any applicable state securities law. Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.
          (c) Buyer Status. At the time such Buyer was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants or converts any Note, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the 1933 Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the 1933 Act. Such Buyer is not required to be registered as a broker-dealer under Section 15 of the 1934 Act.
          (d) Experience of Such Buyer. Such Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Buyer is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.
          (e) General Solicitation. Each Buyer acknowledges that the Securities were not offered to such Buyer by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Buyer was invited by any of the foregoing means of communication, or any other general solicitation or general advertisement.
          (f) Short Sales and Confidentiality Prior To The Date Hereof. Other than the transaction contemplated hereunder, such Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Buyer, executed any disposition, including Short Sales (but not including the location and/or reservation of borrowable shares of Common Stock), in the securities of the Company during the period commencing from the time that such Buyer first received a term sheet from the Company or any other Person setting forth the material terms of the transactions contemplated hereunder until the date hereof (“Discussion Time”). Notwithstanding the foregoing, if such Buyer is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Buyer’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Buyer’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement, such Buyer has maintained the confidentiality of all disclosures made to it by the Company or its agents and advisors in connection with this transaction (including the existence and terms of this transaction).
          (g) Rule 144. Such Buyer understands that the Securities must be held indefinitely unless such Securities are registered under the 1933 Act or an exemption from registration is available. Such Buyer acknowledges that such Person is familiar with Rule 144 of the rules and regulations of the SEC, as amended, promulgated pursuant to the 1933 Act (“Rule 144”), and that such Buyer has been advised that Rule 144 permits resales only under certain circumstances. Such Buyer understands that to the extent that Rule 144 is not available, such Buyer will be unable to sell any Conversion Shares or Warrant Shares without either registration under the 1933 Act or the existence of another exemption from such registration requirement.
          (h) Certain Fees. Such Buyer has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders’ structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.
          (i) Independent Investment. The decision of such Buyer to purchase Securities pursuant to this Agreement has been made by such Buyer independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have made or given by any other Buyer or by any agent or employee of any other Buyer, and no Buyer or any of its agents or employees shall have any liability to any Buyer (or any other Person) relating to or arising from any such information, materials, statements or opinions. Such Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. Nothing contained herein, or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. For reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for one Buyer and such counsel does not represent all Buyers but only such Buyer and the other Buyers have retained their own individual counsel with respect to the transactions contemplated hereby.
          5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
          Except as set forth under the corresponding section of the disclosure schedules delivered to Buyers concurrently herewith (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to each Buyer:
          (a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 5(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, nonassessable and free of preemptive and similar rights to subscribe for or purchase securities.
          (b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized and validly existing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

          (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals (as defined below). Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
          (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Notes and Warrants, the reservation for issuance and the issuance of the Conversion Shares and Warrant Shares and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not reasonably be expected to result in a Material Adverse Effect.
          (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 6(g) of this Agreement, (ii) the filing with the SEC of the Registration Statement or any other registration provisions provided in the Registration Rights Agreement, (iii) application(s) to each applicable Trading Market for the listing of the Conversion Shares and Warrant Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the SEC and such other filings, consents and approvals which may be required to be made under applicable state and federal securities laws, rules or regulations (collectively, the “Required Approvals”).
          (f) Issuance of the Securities. The issuance of the Notes and the Warrants are duly authorized and are free from all Liens and charges with respect to the issue thereof. As of the Closing, 9,165,900 shares of Common Stock shall have been duly authorized and reserved for issuance as Conversion Shares and Warrant Shares. Upon conversion in accordance with the Notes or exercise in accordance with the Warrants, as the case may be, the Conversion Shares and the Warrant Shares, respectively, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, Liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of the representations made by each Buyer in Section 4, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.
          (g) Capitalization. The capitalization of the Company is as set forth in the SEC Reports (as defined below). Except as disclosed on Schedule 5(g), the Company has not issued any capital stock since its most recently filed periodic report under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “1934 Act”), other than pursuant to the exercise of employee stock options under the Company’s stock option plans and pursuant to the conversion or exercise of outstanding Common Stock Equivalents. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as disclosed on Schedule 5(g) and except as a result of the purchase and sale of the Notes and Warrants, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Notes and Warrants will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than Buyers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Notes and Warrants. Except as disclosed on Schedule 5(g), there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.
          (h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the 1933 Act and the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the 1933 Act and the 1934 Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.
          (i) Material Changes. Since December 31, 2007, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the SEC any request for confidential treatment of information.
          (j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. To the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company, nor any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the 1934 Act or the 1933 Act. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, except for violations which would not, individually or in the aggregate, have a Material Adverse Effect.

          (k) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases.
          (l) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.
          (m) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. To the knowledge of the Company, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.
          (n) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company, is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.
          (o) Sarbanes-Oxley. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.

          (p) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.
          (q) Private Placement. Assuming the accuracy of Buyers’ representations and warranties set forth in Section 4, no registration under the 1933 Act is required for the offer and sale of the Notes and Warrants by the Company to Buyers as contemplated hereby. The sale of the Notes and Warrants and the issuances of the Securities hereunder do not contravene the rules and regulations of the Trading Market.
          (r) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Notes and Warrants, will not be, or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.
          (s) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) of the 1934 Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.
          (t) Disclosure. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4 hereof.
          (u) No Integrated Offering. Assuming the accuracy of Buyers’ representations and warranties set forth in Section 4, to the knowledge of the Company, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Notes and Warrants to be integrated with prior offerings by the Company for purposes of the 1933 Act which would prevent the Company from selling the Notes and Warrants pursuant to Regulation D and Rule 506 thereof under the 1933 Act, or any applicable stockholder approval provisions under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.
          (v) Form S-3 Eligibility. The Company meets the “registrant eligibility” requirements set forth in the general instructions to Form S-3 promulgated under the 1933 Act applicable to “resale” registration on Form S-3.

          (w) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.
          (x) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.
          (y) Acknowledgment Regarding Buyers’ Purchase of Notes and Warrants. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Buyer or any Buyer’s respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to Buyers’ purchase of the Notes and Warrants. The Company further represents to each Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.
          (z) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities (other than for the placement agent’s placement of the Securities), or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.
          6. COVENANTS.
          (a) Commercially Reasonable Efforts. Each party shall use its commercially reasonable efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 8 and 9 of this Agreement.
          (b) Form D and Blue Sky. The Company agrees to file a Form D with respect to the Securities as required under Regulation D of the 1933 Act and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.
          (c) Furnishing of Information. As long as any Buyer owns any Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the 1934 Act. As long as any Buyer owns any Securities, if the Company is not required to file reports pursuant to the 1934 Act, it will prepare and furnish to Buyers and make publicly available in accordance with Rule 144(c) such information as is required for Buyers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the 1933 Act within the limitation of the exemptions provided by Rule 144.
          (d) Use of Proceeds. The Company will use the proceeds from the sale of the Securities substantially as set forth on Schedule 5(d).
          (e) Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing of the Common Stock on the Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of (i) the date that the Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the SEC and (ii) the 75th day after the Closing Date) to list all of the Conversion Shares and Warrant Shares on the Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other national securities exchange, it will include in such application all of the Conversion Shares and Warrant Shares, and will use its best efforts to cause all of such shares to be listed on such other national securities exchange as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on the Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.
          (f) Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 7 hereof; provided, however, that a Buyer and its pledgee shall be required to comply with the provisions of Section 7 hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

          (g) Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City time, on the second Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of the Notes, the form of the Warrants and the form of the Registration Rights Agreement) as exhibits to such filing (including all attachments, the “8-K Filing”). No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of any applicable Buyer, neither the Company nor any of its Subsidiaries or Affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise.
          (h) Corporate Existence. So long as any Buyer beneficially owns any Securities, the Company shall not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants.
          (i) Reservation of Shares. So long as any Buyer owns any Securities, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance under the Securities, no less than, 100% of the number of shares of Common Stock issuable (i) as Conversion Shares upon conversion of the Notes and (ii) as Warrant Shares upon exercise of the Warrants then outstanding (without taking into account any limitations on the conversion of the Notes or exercise of the Warrants set forth in the Notes and Warrants, respectively).
          (j) Conduct of Business. Neither the Company nor its Subsidiaries will conduct its business in violation of any term of or in default under its certificate of incorporation or bylaws. Neither the Company nor any of its Subsidiaries will conduct its business in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect.
          (k) Indemnification. Subject to the provisions of this Section 6(k), the Company will indemnify and hold Buyers and their directors, officers, shareholders, members, managers, partners, employees and agents (each, a “Buyer Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Buyer Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Buyer, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Buyer, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Buyer’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Buyer may have with any such stockholder or any violations by the Buyer of state or federal securities laws or any conduct by such Buyer which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Buyer Party in respect of which indemnity may be sought pursuant to this Agreement, such Buyer Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Buyer Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Buyer Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Buyer Party. The Company will not be liable to any Buyer Party under this Agreement (i) for any settlement by a Buyer Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Buyer Party’s breach of any of the representations, warranties, covenants or agreements made by Buyers in this Agreement or in the other Transaction Documents.
          (l) Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that would be aggregated with the offer or sale of the Securities in a manner that would require the registration under the 1933 Act of the sale of the Securities to Buyers or that would be with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.
          (m) HSR Act. Prior to any proposed issuance of Conversion Shares pursuant to the terms of the Notes or any proposed issuance of Warrants Shares pursuant to the terms of the Warrants, the Company shall comply with Section 12(c) of the Notes and Section 2(d) of the Warrants, respectively, with respect to any filing requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
          (n) Restriction on Redemption and Cash Dividends. So long as any Notes are outstanding, the Company shall not, directly or indirectly, redeem, or declare or pay any cash dividend or cash distribution on, the Common Stock without the prior express written consent of the Required Holders.
          (o) Additional Notes; Variable Securities; Dilutive Issuances. So long as any Buyer beneficially owns any Securities, the Company will not issue any Other Notes other than to Buyers as contemplated hereby and the Company shall not issue any other securities that would cause a breach or default under the Notes. For long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which is less than the then market price of the Common Stock, including by way of one or more reset(s) to any fixed price, other than in connection with an underwritten public offering. For purposes of clarification, this section does not prohibit the issuance of securities with customary “weighted average” or “full ratchet” anti-dilution adjustments that adjust the fixed conversion or exercise price of securities sold by the Company in the future.
          7. TRANSFER RESTRICTIONS; REGISTER.
          (a) Transfers. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Buyer, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the 1933 Act. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, as a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Buyer under this Agreement and of a “Purchaser” under the Registration Rights Agreement.
          (b) Legends. Buyers understand that the certificates or other instruments representing the Notes and the Warrants and, until such time as the resale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):
[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A

BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.
          (c) Certificates evidencing the Conversion Shares and Warrant Shares shall not contain the legend set forth in Section 7(b), (i) while a registration statement (including the Registration Statement) covering the resale of such securities is effective under the 1933 Act, or (ii) if such Conversion Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iii) if such legend is not required under applicable requirements of the 1933 Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the Effectiveness Date if required by the Company’s transfer agent to effect the removal of the legend hereunder. If any Conversion Shares or Warrant Shares are issued at a time when there is an effective registration statement to cover the resale of such shares, such shares shall be issued free of the legend set forth in Section 7(b). The Company agrees that following the Effectiveness Date or at such time as such legend is no longer required under this Section 7(c), it will, no later than five Trading Days following the delivery by a Buyer to the Company or the Company’s transfer agent of a certificate representing Conversion Shares or Warrant Shares, as the case may be, issued with a restrictive legend, accompanied by detailed written instructions and appropriate and customary representations (such fifth Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the Company’s transfer agent irrevocable instructions instructing the transfer agent to deliver, on an expedited basis, a certificate representing such shares that is free from such restrictive legends. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to a Buyer by crediting the account of such Buyer’s prime broker with the Depository Trust Company System.
          (d) If a Buyer offers or sells any Securities, such Buyer shall, severally and not jointly with the other Buyers, offer and sell such Securities pursuant to all applicable federal and state securities laws, including pursuant to either the registration requirements of the 1933 Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 7 is predicated upon the Company’s reliance on such Buyer’s representations contained herein and on such Buyer’s broker’s representation provided to the Company pursuant to Section 7(c) hereof.
          (e) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes and the Warrants in which the Company shall record the name and address of the Person in whose name the Notes and the Warrants have been issued (including the name and address of each transferee), the principal amount of Notes held by such Person, the number of Conversion Shares issuable upon conversion of the Notes and Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

          8. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.
          (a) The obligation of the Company hereunder to issue and sell the Notes and the related Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:
               (i) Each Buyer shall have delivered to the Company each of the deliveries as required by Section 2(b).
               (ii) There must not have been commenced or threatened any Proceeding or Action (A) involving any challenge to, or seeking damages or other relief in connection with, the transactions contemplated hereby or (B) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with the transactions contemplated hereby.
               (iii) The representations and warranties of each Buyer shall be true and correct in all material respects as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and each Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by each Buyer at or prior to the Closing Date. The Company shall have received a certificate (the “Buyer Officer’s Certificate”), executed by a duly authorized officer or manager of each Buyer, dated as of the Closing Date, to the foregoing effect in the form attached hereto as Exhibit F.
          9. CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.
          The obligation of each Buyer hereunder to purchase the Notes and the related Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:
               (i) The Company shall have delivered to such Buyer each of the deliveries as required by Section 2(a).
               (ii) There must not have been commenced or threatened any Proceeding or Action (A) involving any challenge to, or seeking damages or other relief in connection with, the transactions contemplated hereby or (B) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with the transactions contemplated hereby.
               (iii) The representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate (the “Company Officer’s Certificate”), executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit G.
               (iv) The Common Stock (A) shall be designated for quotation or listed on the Trading Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Trading Market from trading on the Trading Market nor shall suspension by the SEC or the Trading Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Trading Market or (B) by falling below the minimum listing maintenance requirements of the Trading Market.
               (v) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities, including, without limitation, any consents or approvals required by the Trading Market other than any consents or approvals related to any application for the listing of additional shares for the Conversion Shares and the Warrant Shares with the Trading Market.
               (vi) There shall not have occurred any event, change or effect with respect to the Company that would constitute a Material Adverse Effect.
               (vii) The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.
          10. TERMINATION.
          In the event that the Closing shall not have occurred with respect to a Buyer on or before five Business Days after the date hereof due to the Company’s or such Buyer’s failure to satisfy the conditions set forth in Sections 8 and 9 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement at the close of business on such date without liability of any party to any other party; provided, however, this if this Agreement is terminated pursuant to this Section 10, the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 11(a).
          11. MISCELLANEOUS.
          (a) Expenses. The Company shall pay all fees and expenses it incurs in connection with satisfying its obligations under this Agreement. The Company shall also reimburse Buyers, for up to $50,000 of Buyers’ reasonable out-of-pocket expenses, including, without limitation, fees of one legal counsel, incurred by them in connection with the consummation of the transactions contemplated by this Agreement and for which such Buyers submit invoices to the Company within 30 days of the Closing Date. To be eligible for reimbursement, an invoice must be accompanied by an itemized list and reasonable documentation of all such expenses.

          (b) Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
          (c) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the Schedule of Buyers prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the Schedule of Buyers on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the Schedule of Buyers.
          (d) Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and such Buyers that would hold, if the Notes were converted and the Warrants exercised at the time of such calculation, at least 60% of the Conversion Shares and Warrant Shares issuable under such Notes and Warrants. No such waiver or amendment shall be effective as to this Agreement unless the terms of such waiver or amendment shall apply with the same force and effect to all Buyers hereunder. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
          (e) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.
          (f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Buyer. Any Buyer may assign any or all of its rights under this Agreement to any Person to whom such Buyer assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Buyers”.
          (g) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 6(k).

          (h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, managers, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
          (i) Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Notes and Warrants.
          (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
          (k) Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
          (l) Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties

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will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
          (m) Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.
          (n) Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each Buyer and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.
          (o) Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.
          (p) Payment Set Aside. To the extent that the Company makes a payment or payments to Buyers hereunder or pursuant to any of the other Transaction Documents or Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
          (q) Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Buyer pursuant thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. Each Buyer has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.
          (r) Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.
          (s) Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

CLINICAL DATA, INC.

By:
Caesar J. Belbel
Chief Legal Officer and Secretary
Signature Page to Securities Purchase Agreement

     IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

NEW RIVER MANAGEMENT V, LP
By:	Third Security Capital Partners V, LLC, its
General Partner
By:	Third Security, LLC, its Manager

By:
Randal J. Kirk
Manager
Signature Page to Securities Purchase Agreement

     IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

RJK, L.L.C.
By: Third Security, LLC, its Manager

By:
Randal J. Kirk
Manager
Signature Page to Securities Purchase Agreement

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)	(7)

			Number of
		Aggregate	Warrant Shares	Number of Warrant
		Principal	for which the	Shares for which the
	Address and	Amount of	Warrant (Series A)	Warrant (Series B)
Buyer	Facsimile Number	Notes	is Exercisable	is Exercisable	Purchase Price	Legal Representative’s Address and Facsimile Number

New River Management V, LP		$25,000,000	763,825	763,825	$25,000,000

RJK, L.L.C.		$25,000,000	763,825	763,825	$25,000,000

Notices to the Company should be sent to:	With copy to its Legal Representative:

Clinical Data, Inc.	Cooley Godward Kronish LLP
One Gateway Center	The Prudential Tower
Suite 551	800 Boylston Street, 46th Floor
Newton, Massachusetts 02458	Boston, Massachusetts 02199
Tel: (617) 527-9933	Tel: (617) 937-2316
Fax: (617) 965-0445	Fax: (619) 937-2400
Attention: Caesar J. Belbel, Esq.	Attention: Marc Recht, Esq.

EXHIBITS
Exhibit A          Form of Note

Exhibit B-1          Form of Warrant (Series A)

Exhibit B-2          Form of Warrant (Series B)

Exhibit C          Form of Registration Rights Agreement

Exhibit D          Form of Opinion of Cooley Godward Kronish LLP
February 25, 2009

To:	Each of the Buyers listed on Exhibit A hereto

RE:	Issuance of Convertible Notes in the initial aggregate principal amount of $50 million and Warrants to purchase shares of Common Stock
Dear Ladies and Gentlemen:
We have acted as counsel for Clinical Data, Inc., a Delaware corporation (the “Company”), in connection with the issuance and sale of Convertible Notes (the “Notes”) and Warrants to purchase shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), to the Buyers under the Securities Purchase Agreement dated as of February 25, 2009 (the “Purchase Agreement”). We are rendering this opinion pursuant to Section 3(a)(iv) of the Purchase Agreement. Except as otherwise defined herein, capitalized terms used but not defined herein have the respective meanings given to them in the Purchase Agreement.
In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Purchase Agreement by the various parties and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below.
As to certain factual matters, we have relied upon certificates of officers of the Company and have not sought to independently verify such matters. Where we render an opinion “to our knowledge” or concerning an item “known to us” or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who have represented the Company in this transaction, (ii) receipt of a certificate executed by an officer of the Company covering such matters, and (iii) such other investigation, if any, that we specifically set forth herein.
In rendering this opinion, we have assumed: the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Purchase Agreement, the Notes, the Warrants and the Registration Rights Agreement (together, the “Financing Agreements”)), where authorization, execution and delivery are prerequisites to the effectiveness of such documents; and the genuineness and authenticity of all signatures on original documents (except the signatures on behalf of the Company on the Financing Agreements). We have also assumed: that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that the Financing Agreements are obligations binding upon the parties thereto other than the Company; and that there are no extrinsic agreements or understandings among the parties to the Financing Agreements that would modify or interpret the terms of any such Documents or the respective rights or obligations of the parties thereunder.

Our opinion is expressed only with respect to the federal laws of the United States of America and the laws of the Commonwealth of Massachusetts and the General Corporation Law of the State of Delaware. We note that the parties to the Financing Agreements have designated the laws of the State of Delaware as the laws governing the Financing Agreements. Our opinion in paragraph 4 below as to the validity, binding effect and enforceability of the Financing Agreements is premised upon the result that would obtain if a Massachusetts court were to apply the internal laws of the Commonwealth of Massachusetts (notwithstanding the designation of the laws of the State of Delaware) to the interpretation and enforcement of the Financing Agreements. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof.
We are not rendering any opinion as to any statute, rule, regulation, ordinance, decree or decisional law relating to antitrust, banking, land use, environmental, pension, employee benefit, tax, fraudulent conveyance, usury, laws governing the legality of investments for regulated entities, regulations T, U or X of the Board of Governors of the Federal Reserve System or local law. Furthermore, we express no opinion with respect to compliance with antifraud laws, rules or regulations relating to securities or the offer and sale thereof; compliance with fiduciary duties by the Company’s Board of Directors or stockholders; compliance with safe harbors for disinterested Board of Director or shareholder approvals; compliance with state securities or blue sky laws except as specifically set forth below; compliance with the Investment Company Act of 1940; compliance with laws that place limitations on corporate distributions; or the enforceability of provisions in the Financing Agreements concerning the voting of the Company’s capital stock (other than solely administrative obligations of the Company).
With regard to our opinion in paragraphs 1 and 2 below with respect to the good standing of the Company, we have relied solely upon certificates of the Secretaries of State of the indicated jurisdictions as of a recent date.
With regard to our opinion in paragraph 2 below with respect to the Company’s qualifications to do business as a foreign corporation, we have based our opinion solely upon a certificate of an officer of the Company as to the states in which the Company maintains an office, has employees or owns or leases property, and an examination of the status of the Company in such states.
With regard to our opinion in paragraph 5 below, we have examined and relied upon a certificate executed by an officer of the Company, to the effect that the consideration for all outstanding shares of capital stock of the Company was received by the Company in accordance with the provisions of the applicable Board of Directors resolutions and any plan or agreement relating to the issuance of such shares, and we have undertaken no independent verification with respect thereto.
With regard to our opinion in paragraph 5 below with respect to securities of the Company to be issued after the date hereof, we express no opinion as to the authorization of shares to the extent that, notwithstanding its current reservation of shares of Common Stock, future issuance of securities of the Company and/or antidilution adjustments to outstanding securities of the Company may cause the Warrants or Notes to be convertible for more shares of Common Stock than the number that then remain authorized but unissued.

With regard to our opinion in paragraphs 5, 6, 7 and 8 below, we have assumed, for the purposes of this opinion, that the Conversion Shares and the Warrant Shares were issued on the date hereof as a result of the exercise or conversion of the Warrants or Notes, as applicable, in accordance with each of their terms on the date hereof.
With regard to our opinion in paragraph 8 concerning exemption from registration, our opinion is expressed only with respect to the offer and sale of the Notes, the Warrants, the Conversion Shares and the Warrant Shares without regard to any offers or sales of other securities occurring prior to or subsequent to the date hereof.
On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:
1.	The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

2.	The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of the Commonwealth of Massachusetts.

3.	The Company has the requisite corporate power to execute, deliver and perform its obligations under the Financing Agreements.

4.	Each of the Financing Agreements has been duly and validly authorized, executed and delivered by the Company and each such agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its respective terms, except as rights to indemnity and contribution under section 5 of the Registration Rights Agreement may be limited by applicable laws and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors’ rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

5.	The shares of Common Stock issuable as Warrant Shares upon exercise of the Warrants and issuable as Conversion Shares upon conversion of the Notes have been duly authorized, and when issued upon exercise of the Warrants and conversion of the Notes, as applicable, will be validly issued, outstanding, fully paid and nonassessable.

6.	The execution and delivery of the Financing Agreements by the Company and the issuance of the Notes, Warrants, Conversion Shares and Warrant Shares pursuant thereto do not violate any provision of the Company’s Certificate of Incorporation or Bylaws, and do not violate any governmental statute, rule or regulation which in our experience is typically applicable to transactions of the nature contemplated by the Financing Agreements, to the extent the violation of which would materially and adversely affect the Company and its subsidiaries, taken as a whole.

7.	All consents, approvals, authorizations, or orders of, and filings, registrations, and qualifications with any U.S. Federal or Massachusetts regulatory authority or governmental body required for the issuance of the Notes, Warrants, Conversion Shares and Warrant Shares have been made or obtained, except (a) for the filing of a Form D pursuant to Securities and Exchange Commission Regulation D, and (b) for an

application to the NASDAQ Global Market for the listing of the Conversion Shares and Warrants Shares.

8.	The offer and sale of the Notes and the Warrants and the issuances of the Conversion Shares and the Warrant Shares thereunder are exempt from the registration requirements of the Securities Act of 1933, as amended, subject to the timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D.
This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent.
Very truly yours,
Cooley Godward Kronish llp

By:
Marc A. Recht

Exhibit A
Buyers:
New River Management V, L.P.
RJK, L.L.C.

Exhibit E           Form of Secretary’s Certificate of the Company
SECRETARY’S CERTIFICATE
OF
CLINICAL DATA, INC.
     The undersigned duly elected Secretary of Clinical Data, Inc., a Delaware corporation (the “Company”), does hereby certify on this 25th day of February, 2009, that:
     Attached hereto as Exhibit A is a true and correct copy of the resolutions duly adopted by the Board of Directors of the Company approving the Securities Purchase Agreement, dated as of February 25, 2009 (the “Purchase Agreement”), by and among the Company and the investors listed on the Schedule of Buyers attached thereto (the “Buyers”) and the Company, and the transactions contemplated thereby, which resolutions are in full force and effect as of the date hereof and have not been modified, amended or rescinded.
     Attached hereto as Exhibit B is a true, correct and complete copy of the Certificate of Incorporation of the Company, including all amendments thereto (as amended, the “Certificate of Incorporation”), as in effect on the date hereof, and no amendment of such Certificate of Incorporation has been authorized by the Board of Directors or shareholders of the Company.
     Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Company, including all amendments thereto (as amended, the “Bylaws”), as in effect on the date hereof, and no amendment of such Bylaws has been authorized by the Board of Directors or shareholders of the Company.
     Each person who, as an officer of the Company, signed the Purchase Agreement or any other document delivered in connection with the transactions contemplated thereby and the closing related thereto was duly elected or appointed, qualified and acting as such officer at the respective times of the signing and delivery thereof and was duly authorized to sign each such document on behalf of the Company, and the signature of each such person appearing on each such document is the genuine signature of such officer.
     Capitalized terms used herein that are not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has duly executed this Secretary’s Certificate as of the date first set forth above.

CLINICAL DATA, INC.
By:
Caesar J. Belbel
Executive Vice President, Chief Legal Officer and Secretary

Exhibit F           Form of Buyer Officer’s Certificate
OFFICER’S CERTIFICATE
OF
[INSERT NAME OF BUYER]
     I,                                           , hereby certify, as of this                      day of February, 2009, that I am the duly elected, qualified and serving                                          of                                                              , a                                          (“Buyer”). This Officer’s Certificate is being delivered pursuant to Section 3(b)(ii) of that certain Securities Purchase Agreement, dated as of February                     , 2009 (the “Purchase Agreement”), by and among Clinical Data, Inc., a Delaware corporation (the “Company”), Buyer and the other investors listed on the Schedule of Buyers attached thereto. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.
     I hereby certify, in my capacity as                                          of Buyer, that (i) the representations and warranties of Buyer are true and correct in all material respects as of the date hereof (except for representations and warranties that were as of a specific date, which representations and warranties were true and correct as of such date); and (ii) Buyer has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by Buyer as of or prior to the date hereof.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the date first set forth above.

[Name]
[Title]

Exhibit G           Form of Company Officer’s Certificate
OFFICER’S CERTIFICATE
OF
CLINICAL DATA, INC.
     I, C. Evan Ballantyne, hereby certify, as of this 25th day of February, 2009, that I am the duly elected, qualified and serving Senior Vice President and Chief Financial Officer of Clinical Data, Inc., a Delaware corporation (the “Company”). This Officer’s Certificate is being delivered pursuant to Section 3(a)(viii) of that certain Securities Purchase Agreement, dated as of February 25, 2009 (the “Purchase Agreement”), by and among the Company and the investors listed on the Schedule of Buyers attached thereto (the “Buyers”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.
     I hereby certify, in my capacity as Senior Vice President and Chief Financial Officer of the Company, that (i) the representations and warranties of the Company are true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which are true and correct in all respects) as of the date hereof (except for representations and warranties that were as of a specific date, which representations and warranties were true and correct as of such date); (ii) the Company has performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company as of or prior to the date hereof; and (iii) there has not occurred any event, change or effect with respect to the Company that would constitute a Material Adverse Effect as of or prior to the date hereof.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the date first set forth above.

Clinical Data, Inc.

C. Evan Ballantyne
Senior Vice President and Chief Financial Officer